SEI DAILY INCOME TRUST
DECEMBER 1, 1996
--------------------------------------------------------------------------------

PRIME OBLIGATION PORTFOLIO
TREASURY PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated May 31, 1996, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Daily Income Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified portfolios of securities. Some portfolios offer separate classes of units of beneficial interest that differ from each other primarily in the allocation of certain distribution and/or shareholder servicing expenses. This Prospectus offers Class C shares of each of the two money market fund portfolios (each a "Portfolio" and, together, the "Portfolios") listed above.

AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)        CLASS C
--------------------------------------------------------------------------------

                                                                                                   PRIME
                                                                                                 OBLIGATION     TREASURY
                                                                                                 PORTFOLIO      PORTFOLIO
                                                                                                 ----------     ---------
Management/Advisory Fees (after fee waiver) (1)                                                     .16%           .14%
12b-1 Fees                                                                                          none           none
Total Other Expenses                                                                                .54%           .56%
        Shareholder Servicing Fees                                                                  .25%           .25%
---------------------------------------------------------------------------------------------------------------------
Total Operating Expenses
  (after fee waiver) (2)                                                                            .70%           .70%
---------------------------------------------------------------------------------------------------------------------

(1) For the Prime Obligation and Treasury Portfolios, the manager has agreed to waive its fee, and, if necessary, pay other operating expenses of the Portfolios in an amount that operates to limit the total operating expenses of the Class C shares. Absent these waivers and/or reimbursements, management/advisory fees would be .25% for the Prime Obligation Portfolio and .30% for the Treasury Portfolio. Management/advisory fees have been restated to reflect current expenses.
(2) Absent the fee waiver, total operating expenses for the Class C shares of the Portfolios would be .79% for the Prime Obligation Portfolio and .86% for the Treasury Portfolio.

EXAMPLE
--------------------------------------------------------------------------------

                                                                                          1 YR.    3 YRS.    5 YRS.    10 YRS.
                                                                                          -----    ------    ------    -------
An investor would pay the following expenses on a $1,000 investment assuming (1) a 5%
  annual return and (2) redemption at the end of each time period:
    Prime Obligation Portfolio                                                             $ 7      $ 22      $ 39       $87
    Treasury Portfolio                                                                     $ 7      $ 22      $ 39       $87
---------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class C shares of the Portfolios. A person who purchases shares through a financial institution may be charged separate fees by that institution. Each of the Portfolios, as well as the Money Market, Government, Government II and Treasury II Portfolios, also offer Class A shares and Class B shares, and the Government Portfolio also offers Class G shares, which classes are subject to the same expenses, except that Class A, Class B and Class G shares each have different distribution and/or shareholder servicing costs. Additional information may be found under the "The Manager," "The Adviser" and "Distribution and Shareholder Servicing."

FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout each period have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon, dated March 14, 1996, was unqualified. This information should be read in conjunction with the Trust's financial statements as of and for the fiscal year ended January 31, 1996, and notes thereto, which are included in the Trust's Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1996 Annual Report to shareholders, which is available upon request and without charge by calling 1-800-342-5734.

For a Share Outstanding Throughout each Period

               Net Asset                    Net Realized and     Distributions      Distributions
                 Value          Net            Unrealized          from Net              from           Net Asset
               Beginning     Investment      Gains (Losses)       Investment       Realized Capital     Value End     Total
               Of Period       Income        on Securities          Income              Gains           of Period     Return
-------------------------------------------------------------------------------------------------------------------------------
-----------------------------
PRIME OBLIGATION PORTFOLIO
-----------------------------
CLASS C
  1995 (1)       $1.00         $ 0.03            $   --             $ (0.03)            $   --            $1.00         2.55%+
  1994            1.00           0.03                --               (0.03)                --             1.00         2.59
  1993 (2)        1.00           0.03                --               (0.03)                --             1.00         3.13
-------------------
TREASURY PORTFOLIO
-------------------
CLASS C
  1996 (3)       $1.00         $ 0.03            $   --             $ (0.03)            $   --            $1.00         2.68%+


                                                                                  Ratio of
                                              Ratio of    Ratio of Expenses    Net Investment
                               Ratio of    Net Investment    to Average       Income to Average
              Net Assets       Expenses        Income        Net Assets          Net Assets
                End of        to Average     to Average      (Excluding          (Excluding
             Period (000)     Net Assets     Net Assets       Waivers)            Waivers)
------------------------------------------------------------------------------------------------
-----------------------------
PRIME OBLIGATION PORTFOLIO
-----------------------------
CLASS C
  1995 (1)     $      0          0.70%          2.79%          0.77%               2.72%
  1994           20,602          0.70           2.57           0.78                2.48
  1993 (2)       85,325          0.70           3.05           0.83                2.92
-------------------
TREASURY PORTFOLIO
-------------------
CLASS C
  1996 (3)     $ 14,691          0.70%          5.12%          0.87%               4.95%

+    Returns are for the period indicated and have not been annualized.
1 Prime Obligation Class C shares were fully liquidated October 27, 1994. All ratios except total return for the period indicated have been annualized.
2 Prime Obligation Class C shares were offered beginning March 25, 1992. All ratios including total return for the period indicated have been annualized.
3 Treasury Class C shares were offered beginning July 27, 1995. All ratios except total return for the period indicated have been annualized.

THE TRUST

SEI DAILY INCOME TRUST (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified investment portfolios. This Prospectus offers Class C shares of the Trust's Prime Obligation and Treasury Portfolios (each a "Portfolio," and, together, the "Portfolios"). As of September 30, 1996, the aggregate net assets of all classes of the Prime Obligation and Treasury Portfolios were $2,976,088,915 and $90,455,377, respectively. Each Portfolio may have separate classes of shares which provide for variations in distribution, shareholder servicing and transfer agency costs, voting rights and dividends. The Portfolios, as well as the Money Market, Government, Government II, and Treasury II Portfolios, also offer Class A and Class B shares, except the Federal Securities Portfolio, which offers only Class A shares. The Government Portfolio also offers Class G shares. Additional information pertaining to the Trust may be obtained by writing SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES

PRIME OBLIGATION      The Prime Obligation Portfolio seeks to preserve principal
PORTFOLIO             value and maintain a high degree of liquidity while
                      providing current income. Under normal market conditions, the Portfolio invests exclusively in obligations of U.S.
                      issuers (excluding foreign branches of U.S. banks or U.S.
                      branches of foreign banks) consisting of: (i) commercial paper rated, at the time of investment, in the highest short-term rating category by two or more NRSROs, or one
                      NRSRO if only one NRSRO has rated the security or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. commercial banks or savings and loan institutions having total assets of $500 million or more as shown on their last published financial statements at the time of investment and that are insured by the Federal
                      Deposit Insurance Corporation; (iii) corporate obligations with a remaining term of not more than 397 days of issuers that issue commercial paper of comparable priority and security meeting the above ratings or, if not rated, determined by the Adviser to be of comparable quality;
                      (iv) short-term obligations issued by state and local governmental issuers which are rated, at the time of investment, in the highest municipal bond rating categories by at least two NRSROs, or, if not rated, determined by the Adviser to be of comparable quality, and which carry yields that are competitive with those of other types of money market instruments of comparable quality; (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and
                      (vi) repurchase agreements involving any of the foregoing obligations.

TREASURY PORTFOLIO    The Treasury Portfolio seeks to preserve principal value
                      and maintain a high degree of liquidity while providing current income. Under normal market conditions, the

                      Portfolio invests exclusively in U.S. Treasury obligations and repurchase agreements involving such obligations. There can be no assurance that the Portfolios will achieve their respective investment objectives.

GENERAL
INVESTMENT
POLICIES
                      In purchasing obligations, the Portfolios comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. These requirements currently provide that the Portfolios must limit their investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, under Rule 2a-7, the Portfolios may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest. Purchases by the Portfolios of unrated securities and securities rated by only one NRSRO must be ratified by the Trust's Board of Trustees.
                             Securities rated in the highest rating category by
                      at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Non-first tier securities rated in the second highest rating category by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities. Each Portfolio, except the Prime Obligation Portfolio, may invest, in the aggregate, no more than 5% of its assets in second tier securities, and an investment in any one second tier security is limited to the greater of 1% of the Portfolio's total assets or $1 million. A taxable money market fund may also hold more than 5% of its total assets in the first tier securities of a single issuer for three business days.
                             Although the Portfolios are governed by Rule 2a-7,
                      their investment policies are, in certain respects, more restrictive than those imposed by that Rule.
                             Each Portfolio may invest up to 10% of its net
                      assets in illiquid securities. However, restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid. In addition, each Portfolio may invest in U.S. Treasury STRIPS (as defined in the "Description of Permitted Investments and Risk Factors").
                             Each Portfolio may purchase securities on a
                      when-issued basis.

                             For a description of the permitted investments and
                      the above ratings see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS

                      The investment objectives and certain of the investment limitations are fundamental policies of the Portfolios. It is a fundamental policy of each Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There can be no assurance that any Portfolio will achieve its investment objective, or that any Portfolio will be able to maintain a net asset value of $1.00 per share on a continuing basis.
                             Fundamental policies cannot be changed with respect
                      to the Trust or a Portfolio without the consent of the holders of a majority of the Trust or that Portfolio's outstanding shares.

                      Each Portfolio may not:
                      1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided, however, that the Treasury Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.
                      2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
                      3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for that Portfolio and any interest paid on such borrowings will reduce the income of that Portfolio.
                      The foregoing percentage limitations (except the limitation on borrowing) will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

THE MANAGER

                      SEI Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. SEI Management also serves as transfer agent (the "Transfer Agent") to Class C shares of each Portfolio.
                             For its management services, SEI Management is
                      entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Portfolio's average daily net assets as follows: Prime Obligation Portfolio--.19% and Treasury Portfolio--.24%. SEI Management has contractually agreed to waive up to all of its fee and, if necessary, pay other operating expenses in order to limit the total operating expenses to not more than .70% of the Class C shares of the Prime Obligation and Treasury Portfolios, each on an annualized basis. For the fiscal year ended January 31, 1996, the Prime Obligation and Treasury Portfolios paid management fees, after waivers, of .12% and .10%, respectively, of their average daily net assets.

THE ADVISER

                      Wellington Management Company LLP (the "Adviser" or "WMC") serves as the investment adviser for each Portfolio under advisory agreements with the Trust. The Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Under the advisory agreements, the Adviser invests the assets of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.
                             The Adviser's predecessor organizations have
                      provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. As of March 31, 1996, the Adviser had discretionary management authority with respect to approximately $114.1 billion of assets, including the assets of the Trust and SEI Liquid Asset Trust, each an open-end management investment company administered by the Manager. The principal address of the Adviser is 75 State Street, Boston, Massachusetts 02109. WMC is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.
                             The Adviser is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .075% of the combined average daily net assets of the Portfolios of the Trust up to $500 million and .02% of such combined average daily net assets in excess of $500 million. Such fees are allocated daily among the

                      Portfolios on the basis of their relative net assets. For the fiscal year ended January 31, 1996, the Prime Obligation and Treasury Portfolios paid the Adviser advisory fees, after fee waivers, of .01% and .01%, respectively, of their relative net assets.

DISTRIBUTION AND
SHAREHOLDER
SERVICES

                      SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.
                             The Portfolios have adopted plans under which
                      firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefor. The Class A, B and C plans differ in a number of ways, including the amounts that may be paid. Under the Class C plans, the Distributor may provide those services itself or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements the Distributor may retain as a profit any difference between the fee it receives and the amount it pays such third party. In addition, the Portfolios may enter into such arrangements directly.
                             Under the Class C shareholder service plan, a
                      Portfolio will pay shareholder service fees at an annual rate of up to .25% of its average daily net assets in return for the Distributor's (or its agent's) efforts in maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided or investments; and assisting clients in changing dividend options, account designations and addresses. In addition, the Class C shares may pay administrative services fees at specified percentages of the average daily net assets of the shares of the Class (up to .25%). Administrative services include providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.
                             It is possible that an institution may offer
                      different classes of shares to its customers and thus receive compensation with respect to different classes. These financial institutions may also charge separate fees to their customers. Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to state laws.
                             The Distributor may, from time to time in its sole
                      discretion, institute one or more promotional incentive programs, which will be paid by the Distributor from its own resources. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios.

                      Such promotional incentives will be offered uniformly to all dealers and predicated upon the amount of shares of the Portfolios sold by the dealer.

PURCHASE AND
REDEMPTION OF
SHARES

                      Financial institutions may acquire shares of the Portfolios for their own accounts, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions that purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Shares of each Portfolio are offered only to residents of states in which the shares are eligible for purchase.
                             Shares of each Portfolio may be purchased or
                      redeemed on days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers.
                             Shareholders who desire to purchase shares with
                      cash must place their orders with the Transfer Agent prior to the determination of net asset value for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.
                             The Trust will send shareholders a statement of
                      shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust, which is expected to remain constant at $1.00. The net asset value per share of a Portfolio is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. A Portfolio's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined daily as of 4:30 p.m. Eastern time on each Business Day. Financial institutions which purchase and redeem shares for the accounts of their customers may impose their own cut-off times for receipt of purchase and redemption requests directed through them.

                             Shareholders who desire to redeem shares of a
                      Portfolio must place their redemption orders with the Transfer Agent prior to the determination of net asset value on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemptions will be made as promptly as possible and, in any event, within seven days after the redemption order is received.
                             Shareholders who desire to purchase or redeem
                      shares of the Prime Obligation or Treasury Portfolios after 2:00 p.m. Eastern time must contact the Transfer Agent one week in advance to establish the requisite operational requirements for late day trading. Even after these procedures are in place, investors are encouraged to execute as many trades as possible prior to 2:00 p.m. Eastern time.
                             Shareholders who wish to receive same-day
                      acceptance of investments in the Prime Obligation and Treasury Portfolios after 2:00 p.m. Eastern time must contact the Transfer Agent before 4:30 p.m. Eastern time to place the trade and must obtain a security code number for each trade. It is necessary to obtain a new security code number for each purchase placed in the Portfolios after 2:00 p.m. Eastern time. Security code numbers are assigned exclusively by means of telephone communications and are effective for one transaction only and may not be used more than once.
                             Purchase and redemption orders may be placed by
                      telephone. Neither the Trust nor the Trust's Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.
                             If market conditions are extraordinarily active, or
                      other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE

                      For any Portfolio, the performance on Class A and Class B shares will normally be higher than that on Class C and Class G shares because of the additional shareholder servicing and/or administrative services expenses charged Class C and Class G shares, and the additional distribution and shareholder servicing expenses charged to Class G shares.
                             From time to time, each Portfolio may advertise the
                      "current yield" and "effective yield" (also called "effective compound yield"). These figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The "current yield" of a Portfolio refers to the income generated by a hypothetical investment in such Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," i.e., the income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                             Each Portfolio may periodically compare its
                      performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) to other investment alternatives. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

TAXES

                      The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or their shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status
of the Portfolios     Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
                      "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gains
                      (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

Tax Status
of Distributions      Each Portfolio distributes substantially all of its net
                      investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) and will not qualify for the corporate dividends

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

                      received deduction. Distributions of net capital gains are taxable to shareholders as long-term capital gains. The Portfolios provide annual reports to shareholders of the federal income tax status of all distributions.
                             Dividends declared by a Portfolio in October,
                      November or December of any year and payable to shareholders of record on a date in such a month, will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.
                             Income received on direct U.S. Government
                      obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.
                             With respect to investments in U.S. Treasury
                      STRIPS, which are sold at original issue discount and thus do not make periodic cash interest payments, each Portfolio will be required to include as part of its current income the accreted interest on any such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities, and which may result in a taxable gain or loss.
                             Each Portfolio intends to make sufficient
                      distributions to avoid liability for the federal excise tax applicable to RICs.
                             Each sale, exchange, or redemption of Portfolio
                      shares is a taxable transaction to the shareholder.

GENERAL
INFORMATION

The Trust             The Trust was organized as a Massachusetts business trust
                      under a Declaration of Trust dated March 15, 1982. The
                      Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolios, the Trust consists of the following portfolios: Money Market, Government, Government II, Treasury II, Federal
                      Securities, Short-Duration Government Portfolio (formerly,
                      Short-Term Government Portfolio), Intermediate-Duration
                      Government Portfolio (formerly, Intermediate-Term
                      Government

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

                      Portfolio), GNMA Portfolio, Short-Duration Mortgage Portfolio (formerly, Short-Term Mortgage Portfolio), Corporate Daily Income Portfolio and Government Securities Daily Income Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                             The Trust pays its expenses, including fees of its
                      service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under state and federal securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust The management and affairs of the Trust are supervised by the Trustees under the laws of The Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights         Each share held entitles the shareholder of record to one
                      vote. The shareholders of each Portfolio or class will vote separately on matters relating solely to that Portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting             The Trust issues an unaudited report semi-annually and
                      audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder Inquiries Shareholder inquiries should be directed to the Manager,
                      SEI Financial Management Corporation, 680 E. Swedesford Road, Wayne, Pennsylvania 19087-1658.

Dividends             Substantially all of the net investment income (exclusive
                      of capital gains) of each Portfolio is distributed in the form of monthly dividends. The dividends are determined and declared as a dividend for shareholders of record on the close of business on that day. Dividends are paid by the Portfolios in federal funds or in additional shares at the discretion of the shareholder on the first Business
                      Day of each month. The dividends on Class A and Class B shares are normally higher than those on Class C and Class
                      G shares of each Portfolio because of the additional shareholder servicing and/or administrative expenses charged to Class C shares and

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

                      the additional distribution and shareholder servicing expenses charged to Class G shares.

Counsel and
Independent
Public Accountants    Morgan, Lewis & Bockius LLP serves as counsel to the
                      Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

Custodians
and Wire Agent        The Bank of New York, 48 Wall Street, New York, New York
                      10286, (a "Custodian"), serves as custodian and wire agent of the assets of the Treasury Portfolio. CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618,
                      Philadelphia, Pennsylvania 19101 (a "Custodian," and together, the "Custodians"), serves as custodian and wire agent of the assets of the Prime Obligation Portfolio. The
                      Custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION
OF PERMITTED
INVESTMENTS
AND RISK FACTORS

                      The following is a description of certain of the permitted investment practices for the Portfolios and the associated risk factors:

Bankers' Acceptances  Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Certificates of Deposit
                      Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market, prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial Paper      Commercial paper is a term used to describe unsecured
                      short-term promissory notes issued by banks, municipalities, corporations and other entities.
                      Maturities on these issues vary from a few to 270 days.

Demand Instruments    Certain instruments may entail a demand feature which
                      permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable rate master demand notes.

Illiquid Securities   Illiquid securities are securities which cannot be
                      disposed of within seven business days at approximately the price at which they are being carried on a Portfolio's books. Illiquid securities include demand instruments with a demand notice periods exceeding seven days, securities for which there is no secondary market, and repurchase agreements with maturities of more than seven days in length.

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

Municipal Securities  Municipal Securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                             Municipal Securities include both municipal notes
                      and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.
                             General obligation bonds are backed by the taxing
                      power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.
                             Taxable Municipal Securities: Taxable Municipal
                      Securities are Municipal Securities the interest on which is not exempt from federal income tax. Taxable Municipal Securities include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

Repurchase Agreements Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date. A Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the

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

                      Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Time Deposits         Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. Government Agency
Securities            Obligations issued or guaranteed by agencies of the U.S.
                      Government, including, among others, the Federal Farm
                      Credit Bank, the Federal Housing Administration and the
                      Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                      Corporation, the Federal Land Banks and the U.S. Postal
                      Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National
                      Mortgage Association securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. Treasury
Obligations           U.S. Treasury obligations consist of bills, notes and
                      bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the federal book-entry system.

U.S. Treasury STRIPS  STRIPS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments. See also "Taxes."

Variable and Floating
Rate Instruments      Certain obligations may carry variable or floating rates
                      of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.
                      There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued and
Delayed
Delivery Securities   When-issued or delayed delivery transactions involve the
                      purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the Custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses.........................     2
Financial Highlights..............................     3
The Trust.........................................     4
Investment Objectives and Policies................     4
General Investment Policies.......................     5
Investment Limitations............................     6
The Manager.......................................     6
The Adviser.......................................     7
Distribution and Shareholder Servicing............     8
Purchase and Redemption of Shares.................     9
Performance.......................................    10
Taxes.............................................    11
General Information...............................    12
Description of Permitted Investments and Risk
  Factors.........................................    14

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